SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  June 3, 2003

Dex Media East LLC

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

333-102395	42-1554575
(Commission File Number)	(IRS Employer Identification No.)

198 Inverness Drive West Englewood, Colorado	80112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (303) 784-2900

Not Applicable

(Former name or former address, if changed since last report)

Item 7.                            Exhibits.

(c) Exhibits.

Exhibit No.                                      Description

The following exhibit is furnished herewith:

99.1                                                                 Calculations of LTM EBITDA, Adjusted Consolidated EBITDA and leverage ratio.

Item 9.                            Regulation FD Disclosure.

On June 3, 2003, the Company posted calculations of its LTM EBITDA, Adjusted Consolidated EBITDA and leverage ratios on its website in response to questions received during its 1st Quarter 2003 Earnings call on Monday, May 12, 2003.  Such information is attached hereto as Exhibit 99.1.  This exhibit is being “furnished,” as permitted by Regulation FD, and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant, Dex Media East LLC, has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  June 3, 2003

DEX MEDIA EAST LLC

By:	/S/ ROBERT M. NEUMEISTER, JR.
Robert M. Neumeister, Jr.
Chief Financial Officer and Executive Vice President (duly authorized officer)